Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying report on Form 10-Q for the period ended June 30, 2018, of Mid-Con Energy Partners, LP (the “Partnership”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip R. Houchin, Chief Financial Officer of Mid-Con Energy GP, LLC, the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: July 31, 2018

/s/ Philip R. Houchin
Philip R. Houchin
Chief Financial Officer